Exhibit 99.2

Scientific Games Corporation Acquisition of Bally Technologies August 1, 2014

Forward-Looking Statements; Non-GAAP Financial Measures Forward-Looking Statements: Throughout this presentation, Scientific Games makes forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “project,” “assume,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could,” “potential,” “opportunity,” or similar terminology. These statements are based upon management’s current expectations, beliefs, assumptions and estimates and are not guarantees of timing, future results or performance. Similarly, statements herein that describe the proposed transaction, including its financial impact, and other statements of management’s expectations, beliefs, assumptions, estimates and goals regarding the proposed transaction, are forward-looking statements. It is uncertain whether any of the events or results anticipated by the forward-looking statements (including consummation of the proposed transaction) will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined company or the price of Scientific Games’ or Bally’s stock. These forward-looking statements involve certain risks and uncertainties and other factors that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: uncertainties as to the timing of the consummation of the proposed transaction and the ability of the parties to consummate the proposed transaction; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the approval of Bally’s stockholders; the ability to obtain required regulatory and gaming approvals at all or in a timely manner; the ability to obtain the debt financing necessary to consummate the proposed transaction; litigation related to the proposed transaction; disruption of Bally’s or Scientific Games’ current plans and operations as a result of the proposed transaction; the ability of Bally or Scientific Games to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the ability of Scientific Games to successfully integrate Bally’s operations, product lines and technology; the ability of Scientific Games to implement its plans, forecasts and other expectations with respect to Bally’s business after the completion of the transaction and to realize additional opportunities for growth and innovation; the ability of Scientific Games to realize the anticipated synergies from the proposed transaction in the anticipated amounts or within the anticipated timeframes or within costs expectations or at all; the ability of Scientific Games to maintain relationships with Scientific Games’ and Bally’s respective employees, customers, other business partners and governmental authorities; and the other risks, uncertainties and important factors contained and identified (including under the heading “Risk Factors”) in Scientific Games’ and Bally’s filings with the Securities and Exchange Commission (the “SEC”), such as their respective Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof and, except for Scientific Games’ and Bally’s ongoing obligations under U.S. federal securities laws, neither Scientific Games nor Bally undertakes any obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Additional Notes: Scientific Games sold its installed base of gaming terminals in its pub business on March 25, 2013. As presented herein, Scientific Games’ results exclude the results related to Scientific Games’ discontinued pub operations, unless otherwise noted. This presentation may contain industry market data, industry forecasts and other statistical information. Such information has been obtained from publicly available information and industry publications and Scientific Games makes no representations as to the accuracy of such information. Scientific Games has not independently verified any such information.

Forward-Looking Statements; Non-GAAP Financial Measures (Cont’d) Non-GAAP Financial Measures: This presentation includes certain financial measures that were not prepared in accordance with generally accepted accounting principles in the United States (GAAP). As used herein, Combined Revenue, Combined Company Costs, Attributable EBITDA, Adjusted EBITDA and Combined Attributable EBITDA are non-GAAP financial measures presented herein as supplemental disclosures. Combined Revenue, as used herein, reflects the arithmetic sum of Scientific Games’ pro forma revenue (giving effect to the acquisition of WMS Industries in October 2013) and Bally’s revenue (giving effect to the acquisitions of SHFL entertainment, Inc. (“SHFL”) in November 2013 and Dragonplay Ltd. in July 2014) for the applicable historical period. Combined Company Costs, as used herein, reflects Combined Revenue minus Combined EBITDA (without giving effect to such acquisitions). Combined Revenue and Combined Company Costs are presented for informational purposes only and do not reflect any adjustments resulting from the proposed transaction and do not represent “pro forma" amounts determined in accordance with the SEC's rules and regulations, including Article 11 of Regulation S-X. Combined Revenue and Combined Company Costs should not be taken to represent how the companies would have performed on a historical basis had their operations been combined during the periods presented, or how the companies will perform on a combined basis after giving effect to the acquisition. Attributable EBITDA of Scientific Games, as used herein, includes Scientific Games’ consolidated EBITDA plus (without duplication) Scientific Games’ pro rata share of the EBITDA of its joint ventures and minority equity investments, subject to adjustments only to the extent contemplated by the definition of "consolidated EBITDA" in Scientific Games’ credit agreement. For additional information regarding the definition of Attributable EBITDA, see Scientific Games’ press release dated May 8, 2014. Attributable EBITDA of Scientific Games, as used herein, also includes the EBITDA of WMS for the portion of the period presented prior to its acquisition by Scientific Games. Attributable EBITDA of Scientific Games as used herein is presented for informational purposes only and does not reflect any adjustments resulting from the proposed transaction and does not represent “pro forma" amounts determined in accordance with the SEC's rules and regulations, including Article 11 of Regulation S-X. Attributable EBITDA of Scientific Games should not be taken to represent how Scientific Games would have performed on a historical basis had its operations been combined with WMS throughout the period presented, or how the companies will perform in the future, including after giving effect to the proposed acquisition. Adjusted EBITDA of Bally, as used herein, represents Bally’s Adjusted EBITDA (defined as net income from continuing operations before interest expense (income), income tax expense (benefit), depreciation and amortization, share-based compensation, transaction-related costs and LT Games litigation costs. Adjusted EBITDA of Bally, as used herein, also includes the EBITDA of each of SHFL for the portion of the period presented prior to its acquisition by Bally (and, in the case of Dragonplay, for the entire period presented) and unrealized anticipated synergies from the SHFL acquisition. Adjusted EBITDA of Bally as used herein is not the same EBITDA-based metric as reported by Bally, is presented for informational purposes only and does not reflect any adjustments resulting from the proposed transaction and do not represent “pro forma" amounts determined in accordance with the SEC's rules and regulations, including Article 11 of Regulation S-X. Adjusted EBITDA of Bally should not be taken to represent how Bally would have performed on a historical basis had its operations been combined with SHFL and Dragonplay throughout the period presented, or how the companies will perform in the future, including after giving effect to the proposed acquisition. Combined EBITDA, as used herein, reflects the arithmetic sum of Scientific Games’ Attributable EBITDA and Bally’s Adjusted EBITDA for the trailing 12-month period ended March 31, 2014 and, except where indicated herein, does not include any anticipated synergies (or costs to achieve such anticipated synergies) from the proposed transaction. Combined EBITDA is presented for informational purposes only and does not reflect any adjustments resulting from the proposed transaction (except, where indicated herein, anticipated cost synergies) and does not represent a “pro forma" amount determined in accordance with the SEC's rules and regulations, including Article 11 of Regulation S-X. Combined EBITDA should not be taken to represent how the companies would have performed on a historical basis had their operations been combined during the periods presented, or how the companies will perform on a combined basis after giving effect to the proposed acquisition. Additional information regarding these non-GAAP financial measures, including reconciliations to the most directly comparable GAAP financial measures, can be found in the appendix to this presentation.

Transformative Transaction Creates A Premier Gaming and Lottery Company Diverse portfolio of products and services with broad global distribution and stable and recurring revenue streams Enables one-stop-shopping for our gaming and lottery customers Best in class product development teams, player research, analytics, business processes and product pipeline Leading library of intellectual property and innovative technologies Expanded international presence, particularly in fast-growing AustralAsia region Strong cultural fit with common focus on innovation, customer-first approach and accountability: Management teams have successful historic working relationships Both companies have recent success in integration planning and implementation MERGES TWO INNOVATIVE, CUSTOMER-CENTRIC ORGANIZATIONS TO CREATE A LEADING WORLDWIDE SUPPLIER OF GAMING CONTENT, TECHNOLOGY SOLUTIONS AND VALUE-ADDED SERVICES

Transformative Transaction Creates A Premier Gaming and Lottery Company (cont’d.) Common licensure in over 300 gaming jurisdictions expected to facilitate quick closing by early 2015 Cross-distribution of WMS, Bally, Scientific Games and SHFL content across multiple land-based and online platforms enhances player experience Anticipated increase in cash flows provides material deleveraging opportunities over next three to four years Accretive to EPS in first year and expected to enhance shareholder value over the long-term MERGES TWO INNOVATIVE, CUSTOMER-CENTRIC ORGANIZATIONS TO CREATE A LEADING WORLDWIDE SUPPLIER OF GAMING CONTENT, TECHNOLOGY SOLUTIONS AND VALUE-ADDED SERVICES

Combining Complementary Products, Services and Operations Instant Lottery Products Design and printing of scratch-off instant lottery tickets and merchandising/marketing support and licensing/loyalty programs Lottery Systems Draw game based lottery systems, online keno and sports betting systems, and ticket validation systems Gaming Machines Sale and support of gaming content, gaming machines and VLTs Gaming Operations Lease of gaming machines, including wide-area progressive and other lease and participation-based gaming machines Interactive Gaming Top-tier interactive social gaming apps, and proven slot and table game content for real-money online casino operators Proprietary Table Games Proprietary table products that enhance existing table game operations Electronic Table Systems Table games offered on a gaming machine without a live dealer Gaming Systems Slot accounting, player tracking, networked gaming, bonusing, marketing and business intelligence systems Utility Products Products to enhance productivity and security, including automatic card shufflers

Total transaction value of $5.1 billion, including net debt $83.30 in cash per Bally share 10.2x LTM 3/31/14 EBITDA, excluding anticipated synergies; 6.8x LTM 3/31/14 EBITDA, including $220 million of anticipated cost synergies and other adjustments (1) Fully committed debt financing in place Transaction Overview Customary closing conditions, including Bally stockholder approval, anti-trust clearance and gaming regulatory approvals Expected to close early in 2015 Immediately accretive to EPS and cash flow after closing Other adjustments include the effect of anticipated accounting reclassifications to conform to Scientific Games’ accounting policies (i.e., reclassifications of brand license royalty guarantee expense and certain game approval costs from operating expenses to depreciation and amortization) ($22 million) and certain other adjustments to Bally’s Adjusted EBITDA (i.e., foreign currency (gain) or loss, impairment of accounts receivable, and certain other one-time expenses) ($11 million)

Revenue Diversity = Visibility and Opportunity Note: U.S. Dollars in millions Pro Forma for WMS acquisition Pro Forma for SHFL and Dragonplay acquisitions Revenue: $1,649 Revenue: $1,363 Combined Revenue: $3,012 Scientific Games (1) Bally (2) Combined Lottery Systems 16% Gaming Services 24% Instant Products 32% Gaming Services 30% Gaming Systems 11% Lottery Systems 9% Interactive 3% Gaming Systems 24% Gaming Product Sales 21% Interactive 6% Gaming Services 27% Gaming Product Sales 26% Interactive 5% Table Products 12% Instant Products 18% Table Products 5% 29% of the revenue generated outside the U.S. and Canada Revenue Diversity = Visibility and Opportunity LTM 3/31/2014 Combined Revenue Gaming Product Sales 31%

Strategic and Operational Benefits Combine innovation focus of R&D teams to drive value-added, customer-centric solutions and accelerate speed to market State-of-art operating system development and game tools utilization to improve development process and enhance game production efficiencies Further utilize low-cost development centers of excellence in Bangalore, Chennai, Pune and Qingdao Strengthen global sourcing capabilities and assembly sourcing strategy to reduce raw material and assembly costs Both companies have a foundation built on continuous improvement Expand use of lean manufacturing and Six Sigma throughout both organizations Deploy best practices in customer support and field service, order processing, operations, administrative functions and R&D to eliminate duplicate processes and waste COMBINATION EXPECTED TO DRIVE IMPROVED PERFORMANCE AND OPERATING EFFICIENCIES

Combined SGMS + BYI

Revenue



$1,649
$1,363
$3,012
SGMS LTM 3/31/14 (1)
BYI LTM 3/31/14 (2)
Combined Revenue

EBITDA



$617
73
544
$496
30
466
$253
$1,366
SGMS LTM 3/31/14 AEBITDA
BYI LTM 3/31/14 Adj. EBITDA (2)
Synergies + Other Adjustments (3)
Combined EBITDA + Synergies + Other Adj
Unrealized WMS and SHFL Anticipated Cost Synergies

Note: U.S. Dollars in millions
(1) Pro Forma for WMS acquisition
(2) Pro Forma for SHFL and Dragonplay acquisitions.
(3) Includes $220 million of anticipated cost saving synergies plus other adjustments, which include the effect of anticipated accounting reclassifications to conform to Scientific Games' accounting policies (i.e., reclassifications of brand license royalty guarantee expense and certain game approval costs from operating expenses to depreciation and amortization) ($22 million) and certain other adjustments to Bally's Adjusted EBITDA (i.e., foreign currency (gain) or loss, impairment of accounts receivable, and certain other one-time expenses) ($11 million)

10

Substantial Free Cash Flow Generation Substantial Free Cash Flow Generation Note: U.S. Dollars in millions Anticipate total cost to achieve synergies of ~$75 million, plus ~$40 million of capex Includes $220m of anticipated cost saving synergies plus other adjustments, which include the effect of anticipated accounting reclassifications to conform to Scientific Games’ accounting policies (i.e., reclassifications of brand license royalty guarantee expense and certain game approval costs from operating expenses to depreciation and amortization) ($22 million) and certain other adjustments to Bally’s Adjusted EBITDA (i.e., foreign currency (gain) or loss, impairment of accounts receivable, and certain other one-time expenses) ($11 million) Assumes combined estimated annual capex of approximately $350 million Cash flow expected to benefit from $220M of anticipated cost synergies and $25M of anticipated capex synergies(1) Combined EBITDA (with anticipated synergies and other adjustments)(2) less Capex over $1B(3) Over $144 million of future U.S. federal taxes sheltered as a result of Scientific Games’ NOLs utilization Post-NOL utilization, return of domestic production activity deduction and R&D tax credits expected to bolster future cash flows

Anticipated Synergies COST SYNERGIES OF ~$220 MILLION EXPECTED BY END OF SECOND YEAR FOLLOWING CLOSING; ~80% ACHIEVED BY END OF FIRST YEAR Economies of scale and supply chain efficiencies Eliminate duplicate development processes Eliminate duplicative public company and regulatory expenses Consolidate tradeshows, marketing and promotional costs Combine field service and distribution operations globally ~$25M of anticipated capex savings by second year Anticipate total cost to achieve synergies of ~$75M, plus ~$40M of capex investment for ERP and facilities SGMS $20M ahead of expectations on WMS integration with $70M of run-rate cost synergies achieved in first year and Bally already achieved full $40M of run-rate cost synergies for SHFL Category Cost Savings ($ in millions) Cost of Goods Sold ~$33 Research and Development ~$43 Sales, General and Administrative ~$144 Total ~$220 % of Combined Company Costs ~12%

Revenue Diversity = Visibility and Opportunity Combination of new term loan / secured notes Includes $220m of anticipated cost saving synergies plus other adjustments, which include the effect of anticipated accounting reclassifications to conform to Scientific Games’ accounting policies (i.e., reclassifications of brand license royalty guarantee expense and certain game approval costs from operating expenses to depreciation and amortization) ($22 million) and certain other adjustments to Bally’s Adjusted EBITDA (i.e., foreign currency (gain) or loss, impairment of accounts receivable, and certain other one-time expenses) ($11 million) Fully committed debt financing provided by Bank of America Merrill Lynch, J.P. Morgan and Deutsche Bank Amendment to the existing SGMS credit facility will be sought in connection with the overall capital raise (existing credit agreement backstopped as part of the financing commitment) Acquisition Financing Overview Pro Forma Capitalization ($ millions) Amount Revolving Credit Facility $150 Existing SGMS Secured Debt 2,347 New Secured Debt (1) 2,485 New Senior Unsecured Notes 2,700 Existing SGMS Senior Subordinated Notes 900 Total Indebtedness $8,582 Combined Company EBITDA + Expected Synergies + Other Adj (2) $1,366 Total Debt/Combined Company EBITDA + Expected Synergies + Other Adj (2) 6.3x

Combines cultures of innovation in product development, renowned portfolios of proprietary and third-party brands and extensive systems technologies Transaction Highlights + Creates single source provider of gaming and lottery products, services and systems Expected to generate near and long-term value for customers, stockholders and employees Expected to be immediately accretive to cash flow and EPS leading to material deleveraging opportunities Diversifies operations and revenue streams geographically Increases base of recurring revenue streams

Scientific Games Corporation and Bally Technologies, Inc. LEVERAGING INNOVATION, PEOPLE AND TECHNOLOGIES TO CREATE SOME OF THE WORLD’S MOST COMPELLING EXPERIENCES 15

Appendix

Non-GAAP Reconciliation SGMS Attributable EBITDA LTM ended 31-Mar ($ in millions) 2014 Net loss from continuing operation (84.2) $ Add: Depreciation and amortization 366.2 Add: Interest Expense 185.0 Add: Income tax (benefit) expense (113.3) EBITDA from continuing operations 353.7 $ Other Credit Agreement Adjustments Add: Employee terminations and restructuring 28.0 $ Add: Other employee severance 0.5 Add: M&A/financing costs and charges 20.8 Add: Legal contingencies and settlements 24.5 Add: Loss on early extinguishment of debt 5.9 Add: Non-cash stock-based compensation expense 28.2 Add: Gain on sale of equity interest (14.5) Add: Other expense (income), net 7.7 Add: EBITDA from equity investments 89.8 Less: Earnings (loss) from equity investments (0.9) Attributable EBITDA 543.7 $